                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 9, 2005

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                             PRIMUS GUARANTY, LTD.
             (Exact name of registrant as specified in its charter)

             BERMUDA                      001-32307              NOT REQUIRED
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                CLARENDON HOUSE
                                2 CHURCH STREET
                            HAMILTON HM 11, BERMUDA
              (Address of principal executive offices) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 441-296-0519

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

PRIMUS GUARANTY, LTD. ANNOUNCES MANAGEMENT APPOINTMENTS

On March 9, 2005, Primus Guaranty, Ltd. announced management appointments.

Charles Truett has been appointed Head of Portfolio Management. In his new capacity, Mr. Truett, previously Chief Risk Officer, will assume responsibility for the continued growth and quality of the credit swap portfolio of Primus
Financial Products, LLC, the company's AAA/Aaa subsidiary. Mr. Truett will also continue to oversee credit swap portfolios managed for third parties by Primus
Asset Management, Inc.

Max Roberts has been appointed Chief Trading Officer for the firm. Mr. Roberts, previously the firm's Senior Trader, will manage the company's trading strategies, including the execution of credit swap transactions for Primus
Financial Products, LLC. Finally, Hilmar Schaumann, who had served as the company's Chief Trading and Investment Officer, has decided to leave the company to pursue other opportunities.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIMUS GUARANTY, LTD.

                                      By: /s/ Richard Claiden
                                         ----------------------------
                                         Richard Claiden
                                         Chief Financial Officer
                                         (Duly Authorized Officer and Principal
                                         Financial Officer)

Dated: March 11, 2005